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Exhibit 10.a.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report on Form 20-F of Xcelera Inc. (the "Company") for the period ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gustav M. Vik, Executive Vice President and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to the best of his knowledge and belief:

        (1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 31, 2003	/s/ GUSTAV M. VIK Gustav M. Vik Executive Vice President and Treasurer (principal financial and accounting officer) Xcelera Inc.

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  Exhibit 10.a.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002